Financial Instruments	6 Months Ended
Jun. 30, 2021
Fair Value Disclosures [Abstract]
Financial Instruments
Note 4 - Financial Instruments
On June 15, 2021, the Company’s warrants for redeemable convertible preferred shares (“Warrants”) were converted to 1,179,432 Redeemable Convertible Preferred C Shares. The warrants were issued as part of February 2020 financing round and were fully exercisable as of December 31, 2020, with an exercise price of $0.0001 per warrant. See also note 9B to the Company’s annual financial statements.
The fair value of warrants was measured using valuation techniques and classified at level 3 in the fair value hierarchy. The exercise price of each Warrant is $0.0001 and therefore, the fair value of each Warrant is approximately equal to the fair value of the underlined Redeemable Convertible Preferred C Share. As of June 15, 2021, the Fair value of warrant per share was $9.24.
The table below shows a reconciliation between the opening balance and the closing balance regarding to financial instruments measured at fair value at level 3 (see also note 9B to the Company’s annual financial statements) in the fair value hierarchy:

USD thousands
Opening balance January 1, 2021	7,731
Total loss recognized in profit and loss from revaluation of warrants	3,165
Conversion of warrants to redeemable convertible preferred shares	(10,896)

Closing balance June 30, 2021	—